UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 14, 2007

VALENTIS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-22987 (Commission File Number)	94-3156660 (IRS Employer Identification No.)

533 Airport Blvd., Suite 400, Burlingame, California (Address of principal executive offices)		94010 (Zip Code)

Registrant’s telephone number, including area code:  (650) 548-2672

Check the appropriate box below if the Form 8-K filing is intended to be simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into A Material Definitive Agreement.

On May 14, 2007, Valentis, Inc. (“Valentis”) entered into a Third Amendment to Agreement and Plan of Merger (the “Amendment”) with Urigen N.A., Inc. (“Urigen”) and Valentis Holdings, Inc. (“Valentis Holdings”), in order to (a) extend the termination date under Section 14.1(d)(i) of the Agreement and Plan of Merger, dated as of October 5, 2006, as amended February 1, 2007 and March 28, 2007 (the “Merger Agreement”), by and among Valentis, Valentis Holdings and Urigen, from May 31, 2007 to June 30, 2007, and (b) remove Urigen’s option under Section 2.14(d) of the Merger Agreement to terminate the Merger Agreement if Valentis has less than $800,000 in cash or net worth at the closing of the merger contemplated by the Merger Agreement.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The Amendment is not intended as a document for investors and the public to obtain factual information about the current state of affairs of Valentis. Rather, investors and the public should look to other disclosures contained in Valentis’ reports filed with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 2.02  Results of Operations and Financial Condition.

On May 15, 2007, Valentis issued a press release to report its financial results for its third fiscal quarter ended March 31, 2007. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Neither the furnishing of the press release as an exhibit to this Current Report on Form 8-K nor the inclusion in the press release of a reference to Valentis’ Internet address shall, under any circumstances, be deemed to incorporate the information available at such Internet address into this Current Report on Form 8-K. The information available at Valentis’ Internet address is not part of this Current Report on Form 8-K or any other report filed by Valentis with the Commission.

The information in this Item 2.02 and in Exhibit 99.1 is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, on April 10, 2007 Valentis received a letter from the Nasdaq Stock Market (“Nasdaq”) formally notifying Valentis that the Nasdaq Listing Qualifications Panel (the “Panel”) granted Valentis’ request for continued listing on the Nasdaq Capital Market on the condition that Valentis achieve certain milestones under its plan of compliance, as presented to the Panel on March 1, 2007, by certain specified dates. The Panel further informed Valentis that if it did not meet such milestones and did not otherwise demonstrate compliance with the requirements for continued listing on the Nasdaq Capital Market, Nasdaq may delist Valentis’ shares from the Nasdaq Capital Market.

Although Valentis has worked towards achieving the specified milestones, including efforts toward completing the proposed merger with Urigen, Valentis has determined that a voluntary transition to the Over-The-Counter Bulletin Board (the “OTC Bulletin Board”) maintained by the National Association of Securities Dealers, Inc. (the “NASD”) would be in the best interests of Valentis and its stockholders. Valentis made this determination on the grounds that, despite its efforts, Valentis would not be able to achieve the specified milestones by the required dates nor would the combined company at the time of the proposed merger with Urigen be able to satisfy Nasdaq’s initial listing requirements, including, but not limited to, the stockholders’ equity requirement, without significantly increasing the dilution to the holdings of Valentis’ current stockholders. To facilitate the transition, and in accordance with Rule 15c2-11 under the Exchange Act, Empire Financial Group, Inc., a market-making firm, has submitted a Form 211 to the NASD for its review. The NASD has not yet approved the Form 211. Pending the NASD’s approval of the Form 211, Valentis has requested that the Panel afford Valentis a grace period before rendering any determination to delist its securities from the Nasdaq Capital Market so as to facilitate the orderly transition of trading in Valentis’ common stock from the Nasdaq Capital Market to the OTC Bulletin Board.

This Current Report on Form 8-K includes forward-looking statements. These statements may be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. Valentis has based these forward-looking statements on current expectations, assumptions, estimates and projections. While Valentis believes that these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond its control. In particular, these risks and uncertainties include, without limitation, the risk that the NASD will not approve the Form 211 and the risk that Nasdaq will delist Valentis’ common stock from the Nasdaq Capital Market prior to the transition of trading in Valentis’ common stock to the OTC Bulletin Board. These and other important factors, including those discussed in Valentis’ Annual Report on Form 10-K for the fiscal year ended June 30, 2006 and its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2007, as filed with the Commission, may cause the actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Given these risks and uncertainties, investors and securityholders are cautioned not to place undue reliance on such forward-looking statements. Valentis does not undertake any obligation to update any such statements or to publicly announce the results of any revisions to any such statements to reflect future events or developments.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
10.1	Third Amendment to Agreement and Plan of Merger, dated as of May 14, 2007, by and among Valentis, Inc., Valentis Holdings, Inc. and Urigen N.A., Inc.
99.1	Press Release issued May 15, 2007, announcing the financial results of Valentis, Inc. for its third fiscal quarter ended March 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALENTIS, INC.

May 15, 2007	/s/ Benjamin F. McGraw, III
Benjamin F. McGraw, III, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Third Amendment to Agreement and Plan of Merger, dated as of May 14, 2007, by and among Valentis, Inc., Valentis Holdings, Inc. and Urigen N.A., Inc.
99.1	Press Release issued May 15, 2007, announcing the financial results of Valentis, Inc. for its third fiscal quarter ended March 31, 2007.